  EXHIBIT 10.8

RESTRICTED AND UNRESTRICTED STOCK AWARD NOTICE

USBC, INC.

2021 EQUITY INCENTIVE PLAN

USBC, Inc. (the “Company”), pursuant to its 2021 Equity Incentive Plan (the “Plan”), has granted to Participant Restricted Stock and an (unrestricted) Stock Award (collectively, the “Award”). This Award is subject to all of the terms and conditions set forth in this Restricted and Unrestricted Stock Award Notice (the “Award Notice”), the Plan and the Restricted Stock Award Agreement set forth as Exhibit A hereto (the “Award Agreement”), all each of which are incorporated herein in their entirety. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan, a copy of which is enclosed.

AWARDEE: Ron Erickson

AWARD DATE: August 5, 2025

(UNRESTRICTED) STOCK AWARD SHARES: 167,500

RESTRICTED SHARES : 167,500

VESTING COMMENCEMENT DATE August 5, 2025

FIRST QUARTERLY VESTING DATE: February 5, 2026

VESTING SCHEDULE:

All of the (unrestricted) Stock Award Shares shall be fully vested and issued without restrictions as of the Award Date.

The Restricted Shares shall vest, and the restrictions with respect to such Restricted Shares shall lapse, in eight (8) quarterly installments over the two (2) year period commencing with the First Vesting Date and continuing on each 90th day anniversary of such First Vesting Date thereafter; provided, however, that no portion of the Restricted Shares Awarded will vest or be released from the restrictions after the date on which the Awardee incurs a Termination of Service. To avoid fractional shares, the number of Restricted Shares that vest with each quarterly installment shall be 20,937; provided that the final installment shall be 20,941.

Notwithstanding the foregoing, any unvested Restricted Shares shall fully vest and all restrictions with respect to such restricted Shares shall lapse upon either: (i) the Awardee’s termination of employment by the Company without “Cause” or the Awardee’s resignation from employment with the Company with “Good Reason” (as such terms are defined in that certain Employment Agreement by and between the Company and Awardee dated August 6, 2025 or (ii) the consummation of a spin-off, sale or assignment of all or substantially all of the Company’s sensor related intellectual property to an unrelated third party, provided that the consummation of such a transaction occurs prior to Awardee’s Termination of Service.

Shares of Restricted Stock that vest pursuant to the foregoing paragraph are referred to as “Vested Shares”. Except as provided above, if the Awardee incurs a Termination of Service, all shares of Restricted Stock that have not as of such event become Vested Shares shall be forfeited and automatically revert back to the Company.

By the Awardee’s signature and the signature of the Company’s representative below, the Awardee and the Company agree that this award of Restricted Stock is granted under and governed by the terms and conditions of the Plan, this Award Notice and the Award Agreement, each of which are attached hereto and incorporated by reference herein. The Awardee acknowledges receipt of and has reviewed the Plan this Award Notice and the Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Notice. The Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, this Award Notice and the Award Agreement.

This Award Notice may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

AWARDEE	USBC, Inc.

By:	By:
Name:	Name:
Date:	Title:
Date:

Attachments:

1.	Restricted Stock and Unrestricted Stock Award Agreement (and Appendixes)
2.	2021 Equity Incentive Plan

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RESTRICTED AND UNRESTRICTED STOCK AWARD AGREEMENT

USBC, Inc.

Pursuant to the terms of the Restricted and Unrestricted Stock Award Notice (the “Award Notice”) and this Restricted and Unrestricted Stock Award Agreement (the “Agreement”), USBC, Inc., a Nevada corporation (the “Company”), has granted to the Awardee (as defined in the Award Notice) and an (unrestricted) Stock Award and a Restricted Stock award under its 2021 Equity Incentive Plan (the “Plan”) as indicated in the Award Notice. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan. The Awardee agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement:

A. AWARD. The Company hereby grants the Awardee an (unrestricted) Stock Award and a Restricted Stock award (the ”Award”) with respect to the respective number of shares of Common Stock (the “Shares”) set forth in the Award Notice. The Restricted Shares shown in the Award Notice shall be subject to the terms and conditions set forth in this Agreement and the provisions of the Plan, the terms of which are incorporated herein by reference. As soon as reasonably practicable after the Award Date, the Company shall issue a stock certificates (or provide for book entry of the shares) in the Awardee’s name that corresponds to the Unrestricted Stock Award Shares shown in the Award Notice.

B. LAPSING FORFEITURE PROVISIONS. Subject to the terms of this Agreement, the Restricted Shares shall be automatically forfeited and revert back to the Company to the extent that the Shares are forfeited pursuant to the Award Notice or this Agreement or vesting of such Shares cannot by the terms hereof be satisfied.

C. TRANSFER RESTRICTIONS. Except to the extent that the Restricted Shares become Vested Shares, the Awardee shall not sell, assign, pledge or otherwise transfer (voluntarily or involuntarily) any of the Restricted Shares. Such transfer restrictions shall lapse with respect to Restricted Shares that become vested under the Award Notice. As a condition of the grant of this Award, the Awardee shall be required to execute a stock power in blank in the form of Appendix A hereto with respect to any Shares issued pursuant to this Agreement.

D. ADJUSTMENT OF SHARES. Notwithstanding anything contained herein to the contrary, in the event of any change in the Common Stock resulting from a corporate transaction including, but not limited to, a subdivision or consolidation, reorganization, recapitalization, merger, share split, reverse share split, share distribution, combination of shares or the payment of a share dividend, the Restricted Shares shall be treated in the same manner in any such transaction as other Common Stock except with respect to the vesting of the Restricted Shares. Any Common Stock or other securities received by the Awardee as a result of such transaction with respect to the Restricted Shares shall be subject to the restrictions and conditions set forth herein and on the Grant Award.

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E. RIGHTS AS STOCKHOLDER. Subject to the terms of the Plan, the Awardee shall be entitled to all of the rights of a stockholder with respect to the Restricted Stock as of the Award Date (as set forth in the Award Notice), including, but not limited to, the right to vote such shares and receive dividends and other distributions payable with respect to same. The Plan Administrator may in its sole discretion require any dividends paid on the Restricted Shares to be reinvested in shares of Common Stock, which the Plan Administrator may in its sole discretion deem to be a part of the shares of Restricted Shares and subject to the same conditions and restrictions applicable thereto.

F. RECORDING; ESCROW OF SHARE CERTIFICATES. As soon as reasonably practicable after the Award Date, the Company shall issue one or more stock certificates (or provide for book entry of the shares) in the Awardee’s name that corresponds to the Restricted Shares (the “Certificate”), and shall hold such Certificate in escrow for the Awardee’s benefit, properly endorsed for transfer, until such time(s) as the Restricted Shares are forfeited to the Company or the restrictions with respect to such Shares lapse. The Company shall not be liable for any act it may do or fail to do with respect to the holding of the Certificate in escrow hereunder, provided it acts or fails to act in good faith and in the exercise of its sound judgment.

G. LEGEND. To the extent the Company issues a Certificate prior to the lapse of the restrictions on the Awardee’s Restricted Shares, the Certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE USBC, Inc. 2021 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN The HOLDER OF THIS CERTIFICATE AND USBC, Inc. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF USBC, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

H. SECTION 83(b) ELECTION. As a condition of this Award, the Awardee hereby acknowledges that the Awardee has been informed that, with respect to the Restricted Shares, the Awardee may be permitted to file an election with the Internal Revenue Service, within thirty (30) days of the Award Date, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed currently on any difference between the purchase price of the Restricted Shares and the fair market value of the Shares on the date of purchase or Award. Absent such an election, taxable income would likely would be measured and recognized by the Awardee at the time or times at which the forfeiture restrictions on the Restricted Shares lapse. The Company is not making any representation as to whether the Awardee is permitted to file a Section 83(b) election. The Awardee is strongly encouraged to seek the advice of the Awardee’s own tax consultants in connection with the issuance of the Restricted Shares and the advisability of filing of the election under Section 83(b) of the Code. A form of election under Section 83(b) is attached hereto as Appendix B for reference.

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THE PARTICIPANT ACKNOWLEDGES THAT IT IS NOT THE COMPANY’S, BUT RATHER THE PARTICIPANT’S SOLE RESPONSIBILITY TO FILE THE ELECTION UNDER SECTION 83(b) TIMELY. TO THE EXTENT THE PARTICIPANT FILES A SECTION 83(b) ELECTION THE PARTICIPANT IS REQUIRED TO FURNISH A COPY TO THE COMPANY.

I. TAXES. The Company shall have the right to require the Awardee to remit to the Company, or to withhold from amounts payable to the Awardee, as compensation or otherwise, an amount sufficient to satisfy all federal, state and local withholding tax requirements (including, without limitation, any tax resulting from (i) the award of unrestricted Stock Award Shares, (ii) the expiration of restrictions set forth hereunder that are applicable to Restricted Shares, or (iii) an election made by the Awardee under Section 83(b) of the Code). By executing this Award Agreement and Award Notice, the Awardee acknowledges and agrees that the Awardee is solely responsible for the satisfaction of any applicable taxes that may be imposed on the Awardee that arise as a result of the award or vesting of the Shares, including without limitation any taxes arising under Section 409A of the Code (regarding deferred compensation) or Section 4999 of the Code (regarding golden parachute excise taxes), and that neither the Company nor the Administrator shall have any obligation whatsoever to pay such taxes or otherwise indemnify or hold the Awardee harmless from any or all of such taxes.

J. Section 409A. The Award are intended to be excepted from coverage under Section 409A and shall be administered, interpreted and construed accordingly. The Company may, in its sole discretion and without the Awardee’s consent, modify or amend the terms of the Award Notice or Award Agreement, impose conditions on the timing and effectiveness of the vesting of the Shares by the Awardee, or take any other action it deems necessary or advisable, to cause the Shares to be excepted from Section 409A (or to comply therewith to the extent the Company determines it is not excepted).

K. Plan Covenants. The Shares held by the Awardee shall be subject to forfeiture at the election of the Company in event that Awardee breaches any agreement between the Awardee and the Company or any Related Company with respect to confidentiality, noncompetition, nonsolicitation, nondisparagement, assignment of inventions and contributions and/or nondisclosure obligations of the Awardee. The Shares held by the Awardee shall be subject to certain terms and provisions of the Plan, including but not limited to: any drag-along, voting agreement, proxy, power of attorney, market standoff or right of first refusal provision in the Plan.

L. Securities Matters. All Shares and Vested Shares shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. The Company shall not be obligated to sell or issue any Shares or Vested Shares pursuant to this Award Notice or Award Agreement unless, on the date of sale and issuance thereof, such Shares are either registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws, or are exempt from registration thereunder. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act, or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

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M. Investment Purpose. The Awardee represents and warrants that unless the Shares are registered under the Securities Act, any and all Shares acquired by the Awardee under this Award Notice and Award Agreement will be acquired for investment for the Awardee’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act. The Awardee agrees not to sell, transfer or otherwise dispose of such Shares unless they are either (1) registered under the Securties Act and all applicable state securities laws, or (2) exempt from such registration in the opinion of Company counsel.

N. Lock-Up Agreement. The Awardee hereby agrees that in the event that the Awardee obtains Shares during a period in which any directors or officers of the Company have agreed with one or more underwriters not to sell securities of the Company, then, as a condition to such exercise, the Awardee shall enter into an agreement, in form and substance satisfactory to the Company, pursuant to which the Awardee shall agree to restrictions on transferability of the Shares comparable to the restrictions agreed upon by such directors or officers of the Company.

O. PARTICIPANT REPRESENTATIONS. Awardee and the Company agree that the Shares are granted under and governed by the terms and conditions of the Plan and this Award Notice and Award Agreement. The Awardee has reviewed the Plan, Award Notice and Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Notice and Award Agreement and fully understands all provisions of the Plan, Award Notice and Award Agreement. The Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, Award Notice and Award Agreement. The Awardee further agrees to notify the Company upon any change in the residence address indicated herein.

P. No Guarantee of Continued Service. The Participan acknowledges and agrees that (i) this Award Agreement, Award Notice, and the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued employment or service for the vesting period or for any other period, and shall not interfere with the Awardee’s right or the right of the Company or its Related Companies to terminate the employment or service relationship at any time, with or without cause, subject to the terms of any written employment agreement that the Awardee may have entered into with the Company or any of its Related Companies; and (ii) the Company would not have granted the Shares to the Awardee but for these acknowledgements and agreements..

Q. DATA PRIVACY CONSENT. In order to administer the Plan, Award Notice and Award Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Award Agreement (the “Relevant Information”). By entering into this Award Agreement, the Awardee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Awardee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Awardee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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R. COMPENSATION RECOVERY POLICY. By accepting the Shares, the Awardee acknowledges that the Awardee is fully bound by, and subject to all of the terms and conditions of, the Company’s Compensation Recovery Policy, and the Awardee agrees to abide by the terms of such policy. To the extent that the Board or committee thereof determines that all or a portion of th Total Shares Granted or the Vested Shares must be cancelled, forfeited, repaid, or otherwise recovered by the Company, the Awardee shall promptly take whatever action is necessary to effectuate such cancellation, forfeiture, repayment, or recovery. No recovery of all or a portion of the Shares under the Compensation Recovery Policy will be an event giving rise to a right to terminate for “Good Reason” under any agreement with the Company. In the event of any conflicts between the terms of the Compensation Recovery Policy and the terms of the Plan or this Award Agreement, the terms of the Compensation Recovery Policy shall govern.

S. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan, Award Notice and Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Awardee with respect to the subject matter hereof and may not be modified adversely to the Awardee’s interest except by means of a writing signed by the Company and the Awardee. In the event of any conflict between, Award Notice and Award Agreement and the Plan, the Plan shall be controlling, except as otherwise specifically provided in the Plan. The Award Notice and Award Agreement shall be construed under the laws of the State of Washington, without regard to conflict of laws principles.

T. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This Agreement is personal to the Awardee and may not be assigned by the Awardee without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

U. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Awardee.

V. Counterparts. The Award Notice and Award Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to the Award Notice and Award Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

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APPENDIX A

STOCK POWER

For Value Received, _______________, hereby sells, assigns, and transfers unto USBC, Inc. (the “Company”) all shares of common stock, par value $0.001 of USBC, Inc. issued pursuant to, and subject to the terms of, that certain Restricted Stock and Unrestricted Stock Award Agreement by and between the Company and the undersigned standing in his/her name on the books of the Company represented by Certificate Nos. ____________ herewith, and does hereby irrevocably constitute and appoint _____________________ as his/her attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: __________ __, 2025

__________________________________

Name: Ron Erickson

APPENDIX B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the ”Regulations”), to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for the property. In connection with this election, the undersigned taxpayer supplies the following information:

1.	The name, address and taxpayer identification number of the undersigned are:

Name: ______________________________________________

Address: ____________________________________________

Social Security No.: ____________________________________

2.	The election is being made with respect to ☑ shares of common stock, $0.001 par value per share (the “Stock”) of USBC, Inc., a Delaware corporation (the “Company”).

3.	The date on which the Stock was transferred to the undersigned was ☑.

4.	The taxable year for which this election is being made is calendar year ☑.

5.	The property is subject to the following restrictions:

The above-mentioned shares may not be transferred and are subject to forfeiture under the terms of a Restricted Stock Award.

Disposition of the Stock is also subject to restrictions imposed under applicable federal and state securities laws regulating the transfer of unregistered securities.

6.

The fair market value of the Stock at the time of transfer (determined without regard to any lapse restriction, as defined in §1.83-3(i) of the Regulations) was $☑ per share, multiplied by ☑ shares of common stock, for an aggregate fair market value of $☑.

7.	The undersigned paid $☑ per share, multiplied by ☑ shares of common stock, for an aggregate amount of $☑ paid for the Stock.

8.

Therefore, $☑ (the difference between the full fair market value of the Stock stated above and the amount paid by the undersigned, if any) is includible in the undersigned’s gross income as compensation for services.

9.

A copy of this election has been furnished to the Company as required by §1.83-2(d) of the Regulations. Under penalties of perjury, the undersigned taxpayer declares that, to the best of undersigned taxpayer’s knowledge and belief, the information entered herein is true, correct, and complete.

10.	This election was executed on [________], 20[__].

Signature of Taxpayer	Signature of Spouse (as applicable)

INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION

Attached is a form of election under section 83(b) of the Internal Revenue Code. You should consult your tax advisor to determine whether you wish to make an election under section 83(b). If, after consultation with your tax advisor, you wish to make such an election, you should complete, sign and date the election and then proceed as follows:

1. Execute three (3) counterparts of your completed election (plus one extra counterpart for each person other than you, if any, who receives property that is the subject of your election), retaining at least one photocopy for your records. If you are married and a resident of Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, or Wisconsin or the Commonwealth of Puerto Rico, your spouse also should sign the election where indicated.

2. Send two (2) of the counterparts of the Section 83(b) election via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service Center where you will file your personal tax returns for the current year. Your transmittal letter should request the return of one (1) of the counterparts that has been date-stamped by the Internal Revenue Service, and you should enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return the date-stamped counterpart to you.

We suggest that you have your original transmittal package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive a date-stamped counterpart or other confirmation from the Internal Revenue Service. If and when you receive the date-stamped counterpart from the Internal Revenue Service, retain it for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

THE ELECTION SHOULD BE SENT IMMEDIATELY, BECAUSE YOU ONLY HAVE 30 DAYS AFTER THE DATE THE SHARES WERE GRANTED TO YOU WITHIN WHICH TO MAKE THE ELECTION – NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED, AND THERE IS NO REMEDY FOR FAILURE TO FILE ON TIME. FURTHER, BE ADVISED THAT IF YOU MAKE THE SECTION 83(B) ELECTION, THE ELECTION IS IRREVOCABLE.

3. Deliver one counterpart of the completed election to the Company for its files.

4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person.